Exhibit 99.1

Copyright © 2023, Tabula Rasa HealthCare, Inc., All Rights Reserved. These materials are confidential and proprietary information of Tabula Rasa HealthCare, Inc. and may not be reproduced in whole or in part without the written consent of Tabula Rasa HealthCare, Inc. | NASDAQ – TRHC. Investor Presentation Tabula Rasa HealthCare May 2023 NASDAQ: TRHC

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Safe Harbor This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our guidance regarding revenue from continuing operations and adjusted EBITDA from continuing operations. Forward-looking statements may be identified by words such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “could,” “potentially” or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. These statements relate to, without limitation, our future plans, objectives, expectations, intentions, and financial performance and the assumptions that underlie these statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to: (i) our expectations regarding industry and market trends, including the expected growth and continued structural change and consolidation in the market for healthcare in the United States; (ii) our expectations about the growth of Programs of All-Inclusive Care for the Elderly (“PACE”) organizations; (iii) our expectations about private payers establishing their own at-risk programs; (iv) the advantages of our solutions as compared to those of competitors; (v) our estimates about our financial performance; (vi) the visibility into future cash flows from our business model; (vii) our ability to reduce expenses as a result of our disposition of non-core businesses; (viii) our growth strategy, including our ability to grow our client base; (ix) our plans to further penetrate existing markets and enter new markets; (x) expectations of earnings, revenue, and other financial items; (xi) plans, strategies, and objectives of management for future operations; (xii) our ability to establish and maintain intellectual property rights; (xiii) our ability to retain and hire necessary associates and appropriately staff our operations; (xiv) future capital expenditures; (xv) future economic conditions or performance; (xvi) our plans to pursue strategic acquisitions and partnerships; (xvii) our plans to expand and enhance our solutions; (xviii) our estimates regarding capital requirements and needs for additional financing; and (xix) the risks described in Part I, Item 1A of our 2022 Form 10-K, filed with the SEC on March 10, 2023, and our other filings and reports filed with or furnished to the Securities and Exchange Commission. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management. These statements, like all statements in this report, speak only as of their date, and we undertake no obligation to update or revise these statements in light of future developments, except as required by applicable law. We caution investors that our business and financial performance are subject to substantial risks and uncertainties. In addition to reporting certain financial information in accordance with GAAP, TRHC is also reporting gross profit, adjusted EBITDA, adjusted cost of revenue, adjusted gross profit, adjusted operating expenses, adjusted operating income (loss), and adjusted net income (loss), in each case from continuing operations, which are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. TRHC presents adjusted EBITDA and the other non-GAAP financial measures because it considers each of them to be an important supplemental measure of performance. TRHC also intends to provide adjusted EBITDA and the other non-GAAP financial measures as part of the Company’s future earnings discussions and, therefore, their inclusion should provide consistency in the Company’s financial reporting. 2

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Overview of Tabula Rasa

TabulaRasa HealthCare®

Company Overview

- Founded in 2009, IPO in 2016, HQ in Moorestown, NJ and currently employs 700+ people
- Provides technology-enabled solutions which individualize care through the curation of personalized medication regimens to reduce risk, optimize efficacy, and help organizations responsible for those patients operate more effectively
- Focuses on creating solutions designed to empower pharmacists, providers, and patients to optimize medication regimens
- While historically focused on PACE, products and solutions are easily extendable into larger adjacent markets, where dual-eligible individuals are the focus
- Highly visible and recurring revenue model, largely comprised of multi-year contracts
- 115% net revenue retention from 2022A continuing operations, driven by census growth at existing clients and cross-sell revenue
- Recently revamped management team, including new CEO, CFO, CCO, General Counsel, and CPO, along with three new independent board members added in 2022 to deliver next phase of growth

2022A Revenue Composition



Total Revenue
Technology Enabled Solutions
Technology Enabled Solutions 21%
Pharmacy Services 79%
MedWise 6%
PBM Services 18%
TPA Services 33%
Risk Adjustment 20%
EHR Solutions 22%

Solutions Offered

Our MedWise technology delivers high-value personalized insights to optimize medication regiments

These insights are monetized both as a standalone software, and together as part of a broader solution offering

Clinical and Quality Improvement Solutions

Pharmacy Services
- Medication fulfillment services, including adherence packaging, and clinical oversight for complex patients
- Revenue Model: Per script (e.g., AWP-%) + dispensing fee + PMPM

MedWise
- Proprietary solution designed to enable clinicians to increase patient safety, create individualized medication regimens, promote adherence, and eliminate unnecessary prescriptions
- Revenue Model: PMPM, SaaS

PBM Services
- Leading PBM in PACE, highest penetration rate among any TRHC solution
- Includes support for CMS financial audits
- Revenue Model: Per claim/transaction fee + drug rebate administration fee

Risk Adjustment
- Clinician education in documentation and diagnosis coding
- Includes patient chart coding & auditing
- Revenue Model: PMPM primarily, plus per chart and flat fee

Complementary Solutions Servicing The Needs Of The PACE Customer Base

EHR Solutions
- Designed specifically for the PACE market and the unique requirements associated with delivering care (e.g., interdisciplinary care team)
- Revenue Model: PMPM

TPA Services
- Claims adjudication, processing and payment to PACE organizations
- Enrollment and encounter data submission to CMS
- Revenue Model: PMPM

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© 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Tabula Rasa At a Glance 5 1. Since inception 2. Average YoY reduction in medical costs per participant receiving CareKinesis services 3. Represents mid-point of 2023 revenue guidance range provided on May 8, 2023 4. YoY growth in total PACE average revenue per participant per month 5. Sequential growth from Q4 2022 to Q1 2023 6. Using at least one TRHC solution 180+ Clients 540k+ Lives Served1 $5,000+ Annual Savings Generated2 115% 2022A Net Revenue Retention 20% ‘23E Rev. Growth3 22% Q1-2023 PMPM Growth YoY4 8% PACE Backlog Sequential Quarterly Growth5 80%+ % of PACE Population Served6

© 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. The Tabula Rasa HealthCare Advantage Data Driven Medical Management Solutions Data 10+ years of patient, pharmacist and provider data Analysis Proprietary algorithms identify medication-related and other clinical risk Insights Individual and population level alerts for safety, medication adherence, gaps in care & more Clinical Support Holistic clinical review, care coordination and support to optimize safety and effectiveness 6

Tabula Rasa HealthCare Evolution

2009
Tabula Rasa HealthCare, formerly known as CareKinesis, founded by Dr. Calvin and Orsula Knowlton

2011
Services its first PACE clients

2014 / 2015
CareKinesis rebranded as Tabula Rasa HealthCare

Acquisitions:
Medliance, Capstone, InterMed

Acquisitions add competitive-inhibition, and accumulative multi-drug interaction science to TRHC's Medication Risk Mitigation Matrix

2016
Completed its Initial Public Offering and started trading on the Nasdaq Exchange

2017 / 2018

Acquisitions:
PeakTPA, Mediture, eClusive, Cognify

Study Released[1]:
Study demonstrated that MedWise Risk Scores help pharmacists successfully identify patients whose medications (when used together) put them at greater risk for negative outcomes

2019 / 2020

Acquisitions:
Pharmastar

2022/2023
Onboarded refreshed management team, including appointment of Brian Adams as President and Interim CEO, and completion of three divestitures

Study Released[2]:
MDPI
Study demonstrated that receipt of structured MRM services reduced annual healthcare costs by $5,024 per PACE participant from 2018 to 2019

Timeline: 2009 – 2011 – 2014 – 2015 – 2016 – 2017 – 2018 – 2019 – 2020 – 2022 and Beyond

1. Association of the MedWise Risk Score with Health Care Outcomes Study | Michaud, Smith, Bikmetov, Dow, Johnson, Stein, Finnel, Jin, Turgeon
2. Evaluating the Impact of Medication Risk Mitigation Services in Medically Complex Older Adults | MDPI

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Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Management Team Overview 8 Brian W. Adams President and CEO Thomas Cancro, CPA, CFA Chief Financial Officer April Gill Chief Commercial Officer Celynda Tadlock, PharmD, MBA President, Value-Based Care Solutions Michael Greenhalgh RPh, MBA Chief Operating Officer & President, Pharmacy Services Kathleen Larkin, MBA Chief People Officer Bob Sullivan, MS Chief Technology Officer Myofacial Associates Norris Hills Pharmacy Richard W. Rew II Chief Legal Officer & Corporate Secretary

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Strategic Board Refreshment 9 Derek Schrier Managing Director & CIO, Indaba Capital Management, LP ✓ Deep financial acumen working as an executive in the asset management and investment banking spaces Ron Mitchell CEO & Co-Founder, Humanity Health ✓ Over two decades of experience building technology-enabled enterprise businesses Jonathan Schwartz Interim General Counsel, Brookings Institution ✓ Decades of experience serving in leadership positions in companies across technology, communications and finance Pursuant to the September 2022 Cooperation Agreement with Indaba Capital Management, Ron Mitchell, Jonathan Schwartz and Derek Schrier were appointed to the Board in 2022 and each currently serve as Class III directors. On top of the appointment of TRHC CEO Brian Adams to the Board, we have listened to shareholder feedback and made strategic Board refreshments that are designed to add expertise and drive long-term shareholder value.

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. 150 PACE programs operate 306 centers across 32 states plus D.C. serving about 64,000 participants The average participant is 77 years old, has 5.8 chronic conditions and visits their PACE center 7 times per month PACE Defined • Programs of All-Inclusive Care for the Elderly (PACE) benefits include all Medicaid and Medicare covered services including dentistry, home care, hospital care, medical specialty services, physical therapy, prescription drugs and social services. One of the cornerstones of the PACE model is the 11-member interdisciplinary team (IDT) that provides beneficiaries with fully integrated, 24-hour care. • Why PACE? More favorable health care utilization, patient outcomes including mental health, and financial costs. The Bipartisan Policy Center estimates that Medicaid per capita spending on PACE is, on average, about $6,000 less than Medicaid per capita spending for nursing facility services. • PACE is a dually capitated model, as it is both a Medicare program and a Medicaid state plan option. Capitation rates differ based on factors unique to each state Medicaid agency and Medicare. The capitation amount for each Medicaid participant is based on a blend of the cost of nursing home and community-based care for the frail elderly in the area. As an example, in Virginia, the Medicaid 2022 per member per month (PMPM) payment was $4,888 (up 4.4% vs. 2021). • Medicare payment rates can differ materially based on factors including demographics and health risk (i.e., HCC risk score). The average Medicare 2022 PMPM payment was $3,096. Medicare payments are expected to increase 3.7% in 2023. 10 Source: Company; Bipartisan Policy Center, October 4, 2022, bipartisanpolicy.org/report/improving-pace/; and NPA

Overview of TRHC's PACE Solutions

TabulaRasa HealthCare®

We Serve 83% Of Participants With At Least One Solution and 12% Of Our PACE Clients Utilize All Five Services[1]

Clinical and Quality Improvement Solutions for PACE and Non-PACE Populations

While available as a standalone solution, MedWise captures even greater ROI when operated in conjunction with TRHC's other solutions — providing increased compounding cost savings

MedWise

- Identify and help pharmacists assess cumulative multi-drug interactions
- Help reduce adverse drug events through risk scores and decision support features
- **Pricing model:** PMPM, SaaS

Pharmacy Services

- Medication fulfillment bundled with MedWise® & clinical telepharmacy services
- **Pricing model:** Per script (e.g., AWP-%) + dispensing fee + PMPM
- ***32% market penetration in PACE***

PBM Services

- Leading PBM in PACE, highest penetration rate
- Includes support for CMS financial audits
- **Pricing model:** Per claim/transaction fee + drug rebate administration fee
- ***62% market penetration in PACE***

Risk Adjustment

- Clinician education in documentation and diagnosis coding
- Includes patient chart coding & auditing
- **Pricing model:** PMPM primarily plus per chart and flat fee
- ***36% market penetration in PACE***

Complementary Solutions for PACE Populations

EHR Solutions

- Designed specifically for the PACE market and the unique requirements associated with delivering care (e.g., interdisciplinary care team)
- **Pricing model:** PMPM
- ***51% market penetration in PACE***

TPA Services

- Claims adjudication, processing and payment to PACE organizations
- Enrollment and encounter data submission to CMS
- **Pricing model:** PMPM
- ***38% market penetration in PACE***

1. All market penetration figures as of 12/31/2022

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CareKinesis® PACE Pharmacy

TabulaRasa HealthCare®

CareKinesis® PACE Pharmacy

Personalized Medication Safety Management & Pharmacy Services

CareKinesis provides PACE-custom pharmacy services plus innovative methods for preventing adverse drug events, increasing participant adherence, and achieving optimal clinical, financial, and humanistic outcomes.

As the only PACE-specific pharmacy, we pride ourselves on delivering the best possible pharmacy services including:

- ✓ 99.99% medication dispensing accuracy
- ✓ Guaranteed, on-time home delivery
- ✓ Custom adherence and medication reminder packaging
- ✓ Unmatched clinical oversight and support of geriatric-certified PharmD
- ✓ Data-driven, clinically validated prospective medication safety analysis

$5,024
per participant year-to-year medical cost savings compared to non-client control group[1]

13:1 ROI
on administrative fees

50%
up to 50% reduction in hospitalization rates/ED rates[2]

CareKinesis Safety Services Include:

- Medication Risk Matrix™
- Comprehensive pharmacy services
- Board-certified PharmD interventions
- EireneRx® e-prescribing platform
- Integrated technology
- MedWise Risk Score
- Multiple medication access points*
- Pharmacogenomic testing

*Home delivery, community and long-term care pharmacy network, and medication access cabinet

1. Bankes DL, Jin H, Finnel S, Michaud V, Knowlton CH, Turgeon J, et. al. Association of a Novel Medication Risk Score with Adverse Drug Events and Other Pertinent Outcomes Among Participants of the Programs of All-Inclusive Care for the Elderly. Pharmacy 2020, 8(2), 87; https://doi.org/10.3390/pharmacy8020087 (accessed March 2023).
2. Based on our data submitted by PACE partners.

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Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Value-Based Care Market Opportunity 13 • PACE is the “gold standard” for value-based care and one of only a few models that provides an integrated care offering for the more than 12m individuals that qualify for both Medicare and Medicaid, known as dual-eligible beneficiaries. • Nearly 90% of PACE participants are dual-eligible individuals, a vulnerable population that has complex care needs and accounts for a disproportionate amount of spend for Medicare and Medicaid. *Source: National PACE Association (NPA) and CMS (https://www.cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/MCRAdvPartDEnrolData/Monthly-Enrollment-by-Plan) PACE 64k lives* Special Needs Plans (SNPs) 5.8m lives (March 2023) (26% y/y growth) Medicare Advantage (MA) 31.1m lives (March 2023) (8% y/y growth) TRHC’s value proposition is based on revenue optimization (i.e., compliance, risk adjustment and CMS Star Ratings) and reducing total cost of care via MedWise® • TRHC’s strategy outside of PACE is focused on health plans (i.e., MA and SNP plans) and senior-focused, at-risk provider organizations (e.g., Oak Street Health and Duly Health and Care) with a heavy concentration of dual-eligible individuals under capitated reimbursement models. • TAM in adjacent markets is exponentially larger than PACE

Dual-Eligible Fact Sheet

TabulaRasa HealthCare®

Medicare

30%

Dual-eligibles as a percentage of Medicare's **total spending**

17%

Dual-eligibles as a percentage of Medicare's **total population**

Medicaid

32%

Dual-eligibles as a percentage of Medicaid's **total spending**

15%

Dual-eligibles as a percentage of Medicaid's **total population**

26%

Of dual-eligibles have at least one inpatient hospital stay per year (Medicare: 16%)

21%

Of dual-eligible individuals have at least one ER visit per year (Medicare: 13%)

16%

Of dual-eligible individuals consider themselves in poor health (Medicare 5%)

Most Common Conditions

72%
Heart Disease

45%
Diabetes/End-Stage Renal Disease/ Other Renal Conditions

41%
Mental Health

38%
Arthritis/Osteoporosis/ Other Joint-related Conditions

24%
Hearing and Visual Impairment

55% of dual-eligibles live below the poverty line

94% access health care services

76% use prescription drugs

54% have limitations that impact daily living

88% have one or more chronic conditions

PACE = More favorable health care utilization, patient outcomes including mental health, and financial costs.

Source: Arnold Ventures, published December 14, 2020, https://www.arnoldventures.org/stories/dual-eligible-beneficiary-fact-sheet

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Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. • CMS figures do not include Medicaid-only PACE participants, which account for ~10% of the overall PACE participant base. • Excluding COVID-impacted years of 2020 and 2021, CMS enrollment growth has consistently been in the mid- to high-single digit range. • NPA’s PACE 2.0 Initiative launched in 2017 to accelerate growth and the PACE 200K Project will launch in 2023 with goal of 200,000 participants by 2028, which equates to a TAM of $2.9b using $1,200 PMPM for all five CVHC solutions. • October 2022 Bipartisan Policy Center report titled “Improving Access to and Enrollment in PACE” provides industry overview and identified key challenges policymakers should address to enable exponential growth. 15 PACE Growth Dynamics Source: cms.gov/Research-Statistics-Data-and-Systems/Statistics-Trends-and-Reports/MCRAdvPartDEnrolData/Monthly-Enrollment-by-Plan CMS PACE Enrollment TRHC PACE medication census growth has consistently exceeded CMS growth as high as a factor of more than 2x at times 49,161 49,667 52,689 53,528 54,643 55,801 56,353 9.4% 56,583 1.0% 6.1% 5.6% 5.2% 5.5% 7.0% 7.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 44,000 46,000 48,000 50,000 52,000 54,000 56,000 58,000 Mar-20 Mar-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Apr-23 Enrollment YOY Growth

© 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Prescription medications are the most common clinical intervention in the U.S. and represents a significant pain point for the broader healthcare system What Problem Does MedWise Address? 16 42% take 5 or more prescriptions 80% of trips to the ER involve drug therapy 69% of physician office visits involve drug therapy If adverse drug events could be reduced by 50% over an aggregate period of 10 years, we would… Reduce the number of outpatient visits for ADEs by 37 million Prevent 2 million hospitalizations Save 74,000 lives Save $30bn By 2030, more than 1 in 5 Americans will be 65 years and older and of those individuals… Source: Medication Overload: America’s Other Drug Problem | Lown Institute, U.S. Census Bureau (April 2019)

Copyright © 2021 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. The MedWise® Journey 17 Driven by unique and proprietary science and technology *If claims are not available, TRHC can receive medication data from any source. **Includes a review for specific chronic conditions (e.g., diabetes, bipolar disorder, etc.) to address issues like disease-induced phenoconversion. Receive pharmacy claims or medication profiles* Perform simultaneous multi-drug analysis using MedWise® Science Risk factors analyzed include: 1) competitive inhibition, 2) sedative burden, 3) anticholinergic burden, 4) LQTS and 5) FDA Adverse Event Reporting Systems (FAERS) Identify members at highest risk for adverse drug events • Members with a MRS ≥ 15 have 1.5x the average population’s medical expenditures • Risk stratify the population, using the MedWise Risk ScoreTM (MRS) Conduct medication reconciliation • Engage with high-risk members and complete a medication reconciliation - Including over-the-counters, herbals, recreational drugs, etc. Complete a MedWise Safety Review using the MedWise Matrix** Proprietary technology developed and maintained by TRHC’s Scientific Precision Pharmacotherapy Research & Development Institute Communicate science-driven interventions with members Certified MedWise Advisor™ Pharmacist reviews for scientific-driven interventions: 1) change time of day drug administration, 2) eliminate duplicative therapies, and 3) educate member on why they are taking medications Send TRHC materials to member and physician • Empower patients through a detailed Patient Action Plan and Medication Schedule • Inform physician of medication related problems through a Prescriber Action Plan Document and improve outcomes • Track interventions using SNOMED-CT codes

MedWise® Profile

TabulaRasa HealthCare®

- In August 2022, we announced a **strategic partnership** with Transaction Data Systems (TDS), a leading provider of pharmacy management solutions to community pharmacies.

- **Use case/pricing model** example includes: (1) identifying high-risk populations on which to intervene based on our proprietary MedWise® Risk Score (**PMPM fee**); (2) surveillance alerts for medication adherence, medication safety, and medication-related care gaps (**PMPM fee**); and (3) Medication Safety Reviews (MSRs), comprised of a pharmacist consultation with a patient, recommendations to mitigate medication risk; and the creation of a medication action plan & prescriber action plan (**per MSR fee or flat monthly recurring revenue fee**).

- Commercialization of MedWise® is a major focus for **new CCO April Gill**. We view 2023 as rebuilding year and currently expect to see progress in 2024.

BlueCross BlueShield Minnesota

Move It with purpose

MDVIP

VillageMD

tandigm health

Transaction Data Systems | Rx30 | ComputerRx | PrescribeWellness

Proven Results

>$5k[1]

Average annual medical cost savings per participant

$129M

Reduced costs[2] from changes to medication regimens

1. Source: Evaluating the Impact of Medication Risk Mitigation Services in Medically Complex Older Adults | MDPI(March 2022)
2. Over a 3-year period, 2017 to 2019, from the CMS Enhanced Medication Therapy Management program

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Mapping Solutions to Revenue

TabulaRasa HealthCare®

CareKinesis®
PACE Pharmacy

- Medication fulfillment bundled with MedWise® & clinical tele-pharmacy services
- **Pricing model:** Per script (e.g., AWP less discount) plus dispensing fee plus PMPM

Capstone
Risk Adjustment Services™

- Clinician education in documentation and diagnosis coding
- Includes patient chart coding & auditing
- **Pricing model:** PMPM primarily plus per chart and flat fee

PeakTPA™
Third Party Administration

- Claims adjudication, processing and payment to PACE organizations
- Enrollment and encounter data submission to CMS
- **Pricing model:** PMPM

PACElogic™ | TruChart®
Electronic Health Records

- Designed specifically for the PACE market and the unique requirements associated with delivering care (e.g., interdisciplinary care team)
- **Pricing model:** PMPM

Pharmastar
Pharmacy Benefits Manager

- Dominant PBM in PACE, highest penetration rate among any CVHC solution
- Includes support for CMS financial audits
- **Pricing model:** Per claim/transaction fee plus drug rebate administration fee

Medication revenue

Technology-enabled solutions

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Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Revenue Trends – Growth Continues to Accelerate 20 1Reflects continuing operations only and excludes discontinued operations from PrescribeWellness, SinfoniaRx, and DoseMe. 2Reflects the mid-point of the company’s revenue guidance range provided on May 8, 2023. 2023E(2) Total Revenue(2) ($M) $284.7 $297.2 $259.9 $299.5 $360.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 2019 2020 2021 2022 Net Revenue Retention 117% 115% NEW LEADERSHIP TEAM Quarterly Revenue - Continuing Operations(1) ($M) (2) 2022 Marked a Turning Point and Transformational Year with Refocus on Core PACE Market. This Trend Has Continued Through the First Quarter in 2023 $67.1 $72.6 $77.1 $82.7 $88.3 $89.0 $65.0 $70.0 $75.0 $80.0 $85.0 $90.0 $95.0 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23E

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Quarterly Trend: Key Operating Metric Trends 21 PACE Backlog ($M) $78 $84 $50 $60 $70 $80 $90 Q4-22 Q1-23 1Defined as the number of PACE participants utilizing at least one of our solution lines. 2This metric is calculated as quarterly medication revenue from PACE clients divided by quarterly member months. 3This metric is calculated as quarterly technology-enabled solutions revenue from PACE clients across all solution lines divided by quarterly member months. Record backlog up 8% vs. Q4-22, medication census up 18% YoY, and total PACE average revenue per participant per month of $523 up 22% YoY

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Balance Sheet and Cash Flow Highlights 22 As of March 31, 2022 Cash and Cash Equivalents $67.2m Convertible debt (due in 2026) $325.0m Q1-23 Capital expenditures + Capitalized software development costs vs. a year ago $3.2m vs. $9.0m Q1-23 Operating cash flow vs. a year ago1 -$8.8m vs. -$15.7m 1 Includes the impact from discontinued operations related to the sales of DoseMe and SinfoniaRx, both completed during the first quarter of 2023.

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. 23 Compelling Growth Strategy Existing Base ✓ Our existing PACE centers continue to expand their service areas within their state and/or grow participant base. Along with annual drug inflation, key factors driving 115% net revenue retention reported during 2022. Cross-Sell and Up-Sell ✓ Primary focus is cross-selling our pharmacy services, which has only 32% penetration at the end of 2022 and represents >$1,000 average revenue per participant per month. ✓ Only 12% of our PACE clients currently utilize all 5 of core services. New Logos ✓ We expect ~50 PACE centers to open in the next 24 to 36 months, which represents ~17% growth vs. base of ~300 today. ✓ TRHC currently serves more than 8 of every 10 PACE participants, focused on maintaining/ increasing our current market share. Grow Into Adjacent Markets ✓ Exponentially grow small number of current health plans and at-risk provider group clients serving a similar demographic (i.e., dual-eligible) to PACE. ✓ TAM from adjacent markets is >10x PACE TAM of ~$3b. Expand Partnerships ✓ Targeting partners that can bring MedWise into key markets at scale.

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Outlook: Q2-23 and FY-23 24 Q2-23 Growth (Y/Y) 2023 Growth (Y/Y) Total Revenue ($M) $88 - $90 21% - 24% $355 – $365 19% - 22% Adjusted EBITDA ($M) $3.5 - $4.5 70% - 119% $19 – $22 104% - 136% After a strong Q1 2023, TRHC increased total revenue and EBITDA guidance for FY 2023 with the mid-point of revenue up 3% and EBITDA up 11%

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Adjusted EBITDA Trends • Focused on driving higher profitability and cash flow through a combination of gross margin (beginning in 2024) and operating margin leverage. • 2023 adjusted gross margin is negatively impacted by pharmacy automation and software investments that will yield significant benefits in the coming years driving adjusted gross margin leverage of ~300 basis points from 2024 to 2027. • Mid-point of 2023 adjusted EBITDA guidance reflects 5.7% margin as compared to 3.1% in 2022. 25 $1.1 $2.1 $2.1 $4.1 $4.7 1.6% 2.8% 2.7% 5.0% 5.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Adjusted EBITDA Adjusted EBITDA Adjusted EBITDA Margin %

© 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Conclusions: Why We Win 26 We have a deep understanding of the market, with extensive touch points across the entire PACE value chain. TRHC currently services 80%+ of PACE population today with at least 1 service 1 Our portfolio of turnkey solutions is expansive and highly complementary, driving natural cross-selling within the customer base 2 Our differentiated MedWise algorithms are powered by 10+ years of proprietary data and further supported by clinical teams of 130+ pharmacists 3

Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Appendix 27

MedWise®

TabulaRasa HealthCare®

Traditional

One-to-one drug analysis



Antiquated one-to-one drug interaction software is the current industry standard.

Next Generation

Simultaneous multi-drug analysis


MEDICATION
RISK
MITIGATION

MedWise® assesses the risk of a patient's medications in aggregate and guides pharmacists, prescribers, and clinicians toward individualized medication management.

*"These systems **meet the most basic (i.e., drug-allergy and drug-drug) safety standards less than 70% of the time**… have only modestly increased their safety performance during a 10-year period, leaving critical deficiencies in these systems to detect and prevent critical safety issues."*

Source: JAMA Article "National Trends in the Safety Performance of Electronic Health Record Systems From 2009 to 2018", May 29, 2020

Wolters Kluwer ELSEVIER fdb First Databank

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Copyright © 2023 Tabula Rasa HealthCare, Inc., All Rights Reserved. May not be used without permission. | NASDAQ – TRHC. Proven Outcomes: CMS Enhanced MTM 29 September 2021: Three-article supplement Association of a MedWise Risk Score™ with Health Care Outcomes Medication-related Problems Identified by Pharmacists in an Enhanced MTM Model Health Outcomes from an Innovative Enhanced MTM Model 8.5% increase in annual costs 7.5% healthcare cost savings 10% decrease in ED visits 10.3% reduction in hospital admissions 2.1% lower mortality rate 82.4% patients with actionable medication-related problems (MRPs) • Adverse drug reaction • Drug interaction • Drug use without indication • Change time of administration • Discontinue medication • Change dose • Start alternative therapy Most common MRPs Most common interventions 1 2 3 7% increase in ED visits 3% increase in hospital admissions One unit risk score increase correlates with poorer outcomes: 1. Michaud V, Smith M, Bikmetov R, et al. Association of a MedWise Risk Score with health care outcomes. Am J Manag Care. 2021;27(suppl 16):S280-S291. 2. Bankes D, Pizzolato K, Finnel S, et al. Medication-related problems identified by pharmacists in an Enhanced Medication Therapy Management model. Am J Manag Care. 2021;27(suppl 16):S292-S2999. 3. Stein A, Finnel S, Bankes D, et al. Health outcomes from an innovative Enhanced Medication Therapy Management model. Am J Manag Care. 2021;27(suppl 16):S300-S308.

Proven Outcomes

TabulaRasa HealthCare®

1. PACE organizations utilizing our medication risk mitigation (i.e., MedWise®) consumed **$5,024 less in total medical costs** from 2018 to 2019, $4,386 per participant per year vs. $9,410 for participants not receiving MedWise® services.

2. The vast majority (76%) of the savings were driven by **facility-related expenditures** (e.g., hospital admission and ED visits) with remainder attributed to reduction in physician costs.

3. Report **(mdpi.com/2227-9032/10/3/551#abstract)** contains workflow diagram which details the steps involved in the medication risk mitigation process.

healthcare MDPI

Article

Evaluating the Impact of Medication Risk Mitigation Services in Medically Complex Older Adults

Hubert Jin [1], Sue Yang [1], David Bankes [2], Stephanie Finnel [1], Jacques Turgeon [3] and Alan Stein [1,*]

1 Office of Healthcare Analytics, Tabula Rasa HealthCare, Moorestown, NJ 08057, USA; hjin@trhc.com (H.J.); syang@trhc.com (S.Y.); sfinnel@trhc.com (S.F.)
2 Office of Translational Research and Residency Programs, Tabula Rasa HealthCare, Moorestown, NJ 08057, USA; dbankes@trhc.com
3 Precision Pharmacotherapy Research and Development Institute, 13485 Veteran's Way, Suite 410, Lake Nona, Orlando, FL 32827, USA; jturgeon@trhc.com
* Correspondence: astein@trhc.com; Tel.: +1-856-242-2595

Abstract: Adverse drug events (ADEs) represent an expensive societal burden that disproportionally affects older adults. Therefore, value-based organizations that provide care to older adults—such as the Program of All-Inclusive Care for the Elderly (PACE)—should be highly motivated to identify actual or potential ADEs to mitigate risks and avoid downstream costs. We sought to determine whether PACE participants receiving medication risk mitigation (MRM) services exhibit improvements in total healthcare costs and other outcomes compared to participants not receiving structured MRM. Data from 2545 PACE participants from 19 centers were obtained for the years 2018 and 2019. We compared the year-over-year changes in outcomes between patients not receiving (control) or receiving structured MRM services. Data were adjusted based on participant multimorbidity and geographic location. Our analyses demonstrate that costs in the MRM cohort exhibited a significantly smaller year-to-year increase compared to the control (MRM: USD 4386/participant/year [95% CI, USD 3040–5732] vs. no MRM: USD 9410/participant/year [95% CI, USD 7737–11,084]). Therefore, receipt of structured MRM services reduced total healthcare costs ($p < 0.001$) by USD 5024 per participant from 2018 to 2019. The large majority (75.8%) of the reduction involved facility-related expenditures (e.g., hospital admission, emergency department visits, skilled nursing). In sum, our findings suggest that structured MRM services can curb growing year-over-year healthcare costs for PACE participants.

Keywords: Program of All-Inclusive Care for the Elderly; adverse drug events; medication-related problems; drug-related problems; pharmacists; medication safety; Medicare; Medicaid

Citation: Jin, H.; Yang, S.; Bankes, D.; Finnel, S.; Turgeon, J.; Stein, A. Evaluating the Impact of Medication Risk Mitigation Services in Medically Complex Older Adults. *Healthcare* **2022**, 10, 551. https://doi.org/10.3390/healthcare10030551

Academic Editor: Ilaria Baiardini

Received: 13 December 2021

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